                                                                EXHIBIT 10.19(c)



CONFIDENTIAL TREATMENT REQUESTED: CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.




                                 AMENDMENT TWO
                                       TO
                               LIMITED EXCLUSIVE
                             PATENT, COPYRIGHT AND
                          TRADEMARK LICENSE AGREEMENT


                                      FOR


                     PEREGRINE(TM) DOSE CALCULATION SYSTEM

                        FOR RADIATION TREATMENT PLANNING


                                    BETWEEN


                  THE REGENTS OF THE UNIVERSITY OF CALIFORNIA


                                      AND


                               NOMOS CORPORATION


                            LLNL CASE NO. TL-1613-99




                     LAWRENCE LIVERMORE NATIONAL LABORATORY
                            UNIVERSITY OF CALIFORNIA
                    P.O. BOX 808, L-795, LIVERMORE, CA 94551
                 INDUSTRIAL PARTNERSHIPS AND COMMERCIALIZATION


                                   JUNE 2002
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                                 AMENDMENT TWO

NOMOS Corporation                                   Radiation Treatment Planning
                                                                   Amendment Two
--------------------------------------------------------------------------------

                                 AMENDMENT TWO
                                   June 2002

                                       to

                License Agreement - LLNL Case Number TL-1613-99
                   For PEREGRINE(TM) DOSE CALCULATION SYSTEM
                        For Radiation Treatment Planning
                         between NOMOS Corporation and
                  The Regents of the University of California
                            effective July 20, 1999

This Amendment Two to the License Agreement by and between The Regents of the University of California ("THE REGENTS") and NOMOS Corporation ("LICENSEE") will be effective as of the date of execution of this Amendment by both Parties. This Amendment and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of THE REGENTS' Contract No. W-7405-ENG-48 with the United States Department of Energy ("DOE") for the operation of the Lawrence Livermore National Laboratory ("LLNL").

This Amendment Two will modify the field of use, some performance obligations, and royalty fees as reflected in the amended Exhibits B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS) and C (FEES AND ROYALTIES). All other terms and conditions remain the same.

Therefore, in consideration of the mutual covenants and obligations recited herein, THE REGENTS and LICENSEE hereby amend the License Agreement as follows:

1. EXHIBIT B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS) AND EXHIBIT C (FEES AND ROYALTIES) are replaced in their entirety as follows:



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                                 AMENDMENT TWO

NOMOS Corporation                                   Radiation Treatment Planning
                                                                   Amendment Two
--------------------------------------------------------------------------------

             EXHIBIT B - RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS

                                     NOTICE
                                     ------

      LICENSEE CONSIDERS INFORMATION IN THIS EXHIBIT B TO BE PROPRIETARY.

B.1   RIGHTS GRANTED

      B.1.1  Rights to Licensed Patents

             Subject to the limitations set forth in this Agreement, THE REGENTS hereby grants to LICENSEE an exclusive, nontransferable, royalty-bearing license to: 1) make, have made, use, sell, offer for sale, and import Licensed Products in the Field of Use, and b) practice Licensed Methods in the Field of Use.

      B.1.2  Rights to Licensed Copyrights

             Subject to the terms and conditions of this Agreement, THE REGENTS grants to LICENSEE an exclusive, nontransferable, royalty-bearing license to duplicate, display, perform, make Derivative Works, distribute and have distributed, and sell Licensed Products covered by Licensed Copyrights in the Field of Use.

      B.1.3  Rights to Licensed Trademarks

             Subject to the terms and conditions of this Agreement, THE REGENTS hereby grants LICENSEE an exclusive license to use Licensed Trademarks, in corresponding Territories, as specified in Exhibit E (LICENSED TRADEMARKS), on Licensed Products or for Licensed Methods in the Field of Use.



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                                 AMENDMENT TWO
NOMOS Corporation                                   Radiation Treatment Planning
                                                                   Amendment Two
--------------------------------------------------------------------------------

          B.1.4 "Field of Use" means planning human and animal cancer therapies based on tumor radiation with photons or electrons that are generated either by a radiation source external to the patient (teletherapy) or an encapsulated radiation source internal to the patient (brachytherapy).

B.2       SUBLICENSING RIGHTS


          THE REGENTS also grants to LICENSEE the right to issue royalty-bearing sublicenses to third parties in the Field of Use, having rights no greater than those granted to LICENSEE, provided that LICENSEE has exclusive rights in such Licensed Patents, Licensed Copyrights, and Licensed Trademarks in the Field of Use at the time of sublicensing. LICENSEE may issue sublicenses to Licensed Trademarks only in conjunction with LICENSEE's sublicensing of Licensed Patents and Licensed Copyrights.

          A Use Sublicense is considered to be a Licensed Product and not a sublicense as contemplated in this B.2.

B.3       RIGHTS EXCLUDED

          Rights that are not specifically granted in this Exhibit B or elsewhere in this Agreement are specifically excluded from the license. In particular, no license, express or implied, is granted to LICENSEE to Licensed Trademarks outside the corresponding Territory as specified in Exhibit E (LICENSED TRADEMARKS).

B.4       FUTURE RIGHTS

          Licensable WFO Subject Inventions and Licensable WFO Computer Software will be added to Exhibit A by amendment.


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                                 AMENDMENT TWO
NOMOS Corporation                                   Radiation Treatment Planning
                                                                   Amendment Two
--------------------------------------------------------------------------------

B.5      PERFORMANCE OBLIGATIONS

         B.5.1 LICENSEE will proceed diligently to develop, file relevant regulatory applications for and attempt to obtain relevant regulatory commercialization approvals with respect to the manufacturing, marketing, and sale of Licensed Products for all uses in the Field of Use. LICENSEE will file with the U.S. Food and Drug Administration at least one 510k Application or PMA (Pre-Market Approval) for clearance of Licensed Products for at least teletherapy uses within one (1) year of the Effective Date.

               Notwithstanding any other term of this Agreement, for the purposes of (a) invoking/complying with the Hatch-Waxman Act (35 U.S.C. Section 156) and any corresponding rules and regulations of the U.S. Patent & Trademark Office regarding patent term extension, and (b) seeking regulatory approval of LICENSEE's Licensed Products and Licensed Methods, LICENSEE shall act as THE REGENTS' agent. To the extend deemed necessary by LICENSEE, in good faith, the Parties will cooperate to secure regulatory approval of LICENSEE's Licensed Products and Licensed Methods.

         B.5.2 LICENSEE will release for distribution and offer Sales of Licensed Products by the later date of either October 1, 2000, or within sixty (60) days after the date of FDA clearance for teletherapy uses of Licensed Products.

         B.5.3 LICENSEE will have gross revenues from Sales of Licensed Products or use of Licensed Methods of at least [***] per calendar year, as measured at the close of LICENSEE'S business on December 31 of the relevant calendar year, commencing with the later of

---------------
***Confidential material redacted and filed separately with the Commission.



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                                 AMENDMENT TWO
                                                    Radiation Treatment Planning
NOMOS Corporation                                                  Amendment Two
--------------------------------------------------------------------------------

              calendar year 2004, or the first full calendar year after a Licensed Product has been released for distribution and offered for sale in accordance with paragraph B.5.2.

     B.5.4 LICENSEE will release for distribution and offer first OEM sale of Licensed Products that interface with radiation treatment planning systems that are manufactured and sold, or otherwise distributed to third parties, by entities other than LICENSEE by the later date of either October 1, 2001, or one year after initial release for distribution and offer of Sales of Licensed Products as defined in B.5.2. To the extent that some commercial entities may prefer to sublicense Licensed Patents and Licensed Copyrights rather than to purchase Licensed Products on an OEM basis, LICENSEE's sublicenses may satisfy this OEM performance obligation.

     B.5.5 LICENSEE will release for distribution and offer first sale of Licensed Products in the Field of Use for brachytherapy by the later date of either [***], or within sixty (60) days after the date of FDA clearance for brachytherapy uses of Licensed Products.

     B.5.6 LICENSEE will release for distribution and offer first sale of Licensed Products in the Field of Use for inverse treatment planning by the later date of either [***], or within sixty (60) days after the date of FDA clearance for inverse treatment planning uses of Licensed Products.

     B.5.7 LICENSEE will release for distribution and offer first sale of Licensed Products in the Field of Use for electron radiotherapy by the later date of either [***], or within sixty (60) days after the date of FDA clearance for electron radiotherapy uses of Licensed Products.

---------------
***Confidential material redacted and filed separately with the Commission.



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                                 AMENDMENT TWO
                                                    Radiation Treatment Planning
NOMOS Corporation                                                  Amendment Two
--------------------------------------------------------------------------------

     B.5.8 The sales and other performance requirements specified above may, by mutual written consent of LICENSEE and THE REGENTS, be amended and/or extended at the written request of LICENSEE to THE REGENTS, based upon legitimate business or technical reasons specified in reasonable detail in such written request. THE REGENTS will not unreasonably withhold its consent to requests made in accordance with this paragraph.

     B.5.9    The first progress report will be due on February 28, 2000.



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                                 AMENDMENT TWO

NOMOS Corporation                                   Radiation Treatment Planning
                                                                   Amendment Two
--------------------------------------------------------------------------------
                         EXHIBIT C - FEES AND ROYALTIES

                                     NOTICE
                                     ------


       LICENSEE CONSIDERS INFORMATION IN THIS EXHIBIT C TO BE PROPRIETARY.

C.1    LICENSE ISSUE FEE

       C.1.1 As partial consideration for this Agreement, LICENSEE will pay to THE REGENTS a nonrefundable issue fee of [***] (License Issue Fee) as follows:

              C.1.1.1 [***] to be paid when LICENSEE executes the Agreement.

              C.1.1.2 [***] to be paid no later than October 1, 1999.

              C.1.1.3 [***] to be paid no later than November 1, 1999.

              C.1.1.4 [***] to be paid no later than December 1, 1999.

              C.1.1.5 [***] to be paid no later than January 1, 2000.

              C.1.1.6 [***] to be paid no later than February 1, 2000.


       C.1.2 THE REGENTS will execute the Agreement after receipt of LICENSEE's executed copies of the Agreement and payment of the first installment of the License Issue Fee specified in C.1.1.1 above.

---------------
***Confidential material redacted and filed separately with the Commission.



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                                 AMENDMENT TWO
NOMOS Corporation                                   Radiation Treatment Planning
                                                                   Amendment Two
--------------------------------------------------------------------------------

         C.1.3 The License Issue Fee will not be credited against any other royalty or fee due from LICENSEE to THE REGENTS.

         C.1.4 In the event that LICENSEE grants sublicenses, LICENSEE will collect an issue fee equal to or greater than the License Issue Fee. LICENSEE will pay to THE REGENTS [***] of any issue fee from sublicensing.

C.2.     EARNED ROYALTIES

         In addition to the License Issue Fee, LICENSEE will pay THE REGENTS an earned royalty equal to [***] of Net Sales by LICENSEE and any sublicensees. The earned royalty on sales of any Licensed Product that is sold as part of a larger product system, shall be based on the average Net Sales of that Licensed Product sold separately on a non-OEM basis over the relevant royalty reporting period. For the purposes of calculating earned royalties, the minimum value of any License Product shall be [***] for the first two (2) full years after the date of initial release for distribution and offer of Sales of Licensed Products as specified in B.5.2. The minimum value shall be [***] for the next two (2) full years, and [***] thereafter.

         Payments of earned royalties will be in accordance with the requirements of Article 4.2 (SUBLICENSING RIGHTS AND OBLIGATIONS),
         Article 5 (FEES, ROYALTIES AND PAYMENTS) and Article 7 (PROGRESS AND ROYALTY REPORTS) of this Agreement.

---------------
***Confidential material redacted and filed separately with the Commission.



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                                 AMENDMENT TWO

NOMOS Corporation                                   Radiation Treatment Planning
                                                            Amendment Two
--------------------------------------------------------------------------------

C.3  MINIMUM ANNUAL ROYALTIES

     LICENSEE will pay to THE REGENTS a minimum annual royalty according to the requirements of Article 5 (FEES, ROYALTIES AND PAYMENTS) and the schedule below. Earned royalties paid to THE REGENTS for Net Sales during a calendar year will be accrued and credited against the minimum annual royalty paid for that same calendar year.


--------------------------------------------------------------------------------
CALENDAR YEAR                    MINIMUM ANNUAL             DUE DATE IN CALENDAR
                                 ROYALTY                            YEAR
--------------------------------------------------------------------------------
    2000                         [***]                           February 28
--------------------------------------------------------------------------------
    2001                         [***]                           February 28
--------------------------------------------------------------------------------
    2002                         [***] of cumulative             February 28
                                 annual revenue* sales
                                 up to [***]

                                 [***] of cumulative
                                 annual revenue sales
                                 greater than [***]
                                 but less than
                                 [***]

                                 [***] of cumulative
                                 annual revenue sales
                                 greater than
                                 [***]
--------------------------------------------------------------------------------
    2003                         Same as 2002                    February 28
--------------------------------------------------------------------------------
    2004                         [***]                           February 28
--------------------------------------------------------------------------------
2005 and thereafter for the      [***]                           February 28
  life of this Agreement
--------------------------------------------------------------------------------

* As used herein, the term "cumulative annual revenue" means any revenue generated from sales of the Licensed Products or use of the Licensed Methods, accumulated or realized during the period January 1 to December 31 of a given year, in this instance, the years 2002, and 2003.

---------------
***Confidential material redacted and filed separately with the Commission.



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                                AMENDMENT TWO


NOMOS Corporation                                   Radiation Treatment Planning
                                                                   Amendment Two
--------------------------------------------------------------------------------


THE REGENTS and LICENSEE execute this Amendment, in duplicate originals, by their respective officers who are duly authorized on the day and year that is written.



NOMOS CORPORATION                            THE REGENTS OF THE
                                             UNIVERSITY OF CALIFORNIA

                                             LAWRENCE LIVERMORE
                                             NATIONAL LABORATORY

By:  /s/ Fred L. Marroni                     By: /s/ Karena McKinley
   ---------------------------------            -------------------------------
           (Signature)                                    (Signature)

Name:       Fred L. Marroni                  Name: Karena McKinley
     -------------------------------              -----------------------------

Title: VP - Engineering & Development        Title: Director, IPAC
      ------------------------------                ---------------------------

Date signed:  June 3            , 2002       Date signed:  June 4        , 2002
            --------------------                         ----------------













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